UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 9, 2013


                           TRIDENT BRANDS INCORPORATED
             (Exact name of registrant as specified in its charter)

          Nevada                      000-53707                   20-1367322
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

Third Floor, Olde Towne Marina, Sandyport Nassau, Bahamas          SP-63777
      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code 888.593.0181

                            SANDFIELD VENTURES CORP.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER ITEMS

On July 9, 2013, our company's board of directors approved a resolution to effect a 4 new for one (1) old forward split of our authorized, issued and outstanding shares of common stock. Upon effect of the forward split, our authorized capital will increased from 75,000,000 to 300,000,000 shares of common stock and correspondingly, our issued and outstanding shares of common stock will be increased from 7,000,000 to 28,000,000 shares of common stock, all with a par value of $0.001.

These amendment is currently under review with the Financial Industry Regulatory Authority ("FINRA"). We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIDENT BRANDS INCORPORATED


/s/ Mark Holcombe
--------------------------------------
Mark Holcombe
President and Director

Date: July 19, 2013

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